[Logo of CBRL Group, Inc.]                              Post Office Box 787
                                                        Lebanon, Tennessee
                                                               37088-0787
                                                        Phone 615.443.9869

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CBRL Group, Inc.
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                                                Contact:  Lawrence E. White
                                                          Senior Vice President/
                                                          Finance and Chief
                                                          Financial Officer
                                                          (615) 443-9869


                      CBRL GROUP FISCAL 2006 FIRST QUARTER
                         CONFERENCE CALL ON THE INTERNET


     LEBANON, Tenn. (Nov. 14, 2005) -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its first quarter earnings conference call on Monday, November 21, 2005. Company management will discuss financial results for the quarter ended October 28, 2005 and discuss the earnings outlook for its 2006 fiscal year.

     The live broadcast of CBRL Group's quarterly conference call will be available to the public on-line at investorcalendar.com or cbrlgroup.com on November 21, 2005, beginning at 11:00 a.m. (Eastern Time). The on-line replay will follow immediately and continue through November 28, 2005.

     Headquartered in Lebanon, Tennessee, CBRL Group, Inc. operates 538 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 129 company-operated and 23 franchised Logan's Roadhouse restaurants in 19 states.

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